UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Entravision Communications Corporation

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

On May 8, 2023, Entravision Communications Corporation (the “Company”) filed with the Securities and Exchange Commission a notice and definitive proxy statement (the “Proxy Statement”) for its 2023 Annual Meeting of Stockholders to be held on Thursday, June 8, 2023 at 10:00 a.m. Pacific Daylight Time (the “2023 Annual Meeting”).

The Company is filing these definitive additional proxy materials to add a proposal to nominate a new director and amend and supplement certain information contained in the Proxy Statement with respect to the 2023 Annual Meeting and to file an amended form of proxy card. Other than the definitive additional materials filed herewith, no other information in the Proxy Statement has been revised, supplemented, updated or amended.

To our Stockholders:

Subsequent to the filing and initial mailing of the Proxy Statement dated May 8, 2023 (the “Proxy Statement”) for the 2023 Annual Meeting of Stockholders of Entravision Communications Corporation (“Entravision”, the “company”, “we”, “our” or “us”), to be held on Thursday, June 8, 2023 at 10:00 a.m. Pacific Daylight Time (the “2023 Annual Meeting”), our board of directors (the “Board”) adopted resolutions approving revised amendments set forth in a Third Amended and Restated Certificate of Incorporation (the “Revised Amended and Restated Charter”) to provide that vacancies on the Board may be filled by the remaining directors in office or by the stockholders. In addition, Javier Rodriguez, a nominee for the Board to be voted upon at the 2023 Annual Meeting, notified the Company of his decision not to stand for election to the Board for personal reasons unrelated to the Company. As a result, Mr. Rodriguez has been removed from the slate of candidates for election in Proposal 1 at the 2023 Annual Meeting, and any votes previously submitted for his election will be disregarded.

We are very pleased to announce that the Board has nominated Brad Bender for election at the 2023 Annual Meeting. Because this change adds Mr. Bender to the slate of nominees for election as directors at the 2023 Annual Meeting, and because of certain other changes (including with respect to the Revised Amended and Restated Charter) since our Proxy Statement was filed with the Securities and Exchange Commission on May 8, 2023 (the “Proxy Statement”), we are providing you with additional information in the enclosed Supplement to the Proxy Statement (the “Supplement”) and an amended proxy card to allow you to vote on the election of Mr. Bender to serve as a director until the next annual meeting. For technical reasons, the election of Mr. Bender is being considered as a separate proposal (Proposal 6).

You should resubmit your vote on all six proposals by one of the alternatives described in the Supplement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. If you have already voted and do not submit your new proxy or voting instructions, your shares will be voted at the 2023 Annual Meeting with respect to all other proposals, including the election of other six nominees for director in Proposal 1 and the adoption of the Revised Amended and Restated Charter in Proposal 2, in accordance with your previously submitted proxy or voting instructions, but will not be voted on Proposal 6, the election of Mr. Bender as a director. If you wish to vote on Proposal 6, you must submit a new proxy or voting instructions with respect to Proposal 6.

Please read the Proxy Statement that was previously made available to stockholders and the attached Supplement in their entirety, as together they contain all of the information that is important to your decisions in voting at the 2023 Annual Meeting.

Sincerely,

Christopher T. Young
Interim Chief Executive Officer, and Chief Financial Officer and Treasurer

May 19, 2023

2425 Olympic Blvd., Suite 6000 West
Santa Monica, California 90404

AMENDED NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 8, 2023

To Our Class A Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of Entravision Communications Corporation (“Entravision”, the “company”, “we”, “our” or “us”), beginning promptly at 10:00 a.m. Pacific Daylight Time on Thursday, June 8, 2023, for the following purposes:

1. To elect six directors to our Board of Directors (the “Board”) to serve until the 2024 annual meeting of the stockholders and until their successors are duly elected and qualified.

2. To approve the amendment and restatement of our certificate of incorporation to provide that all vacancies on our Board may be filled by the affirmative vote of a majority of the remaining directors then in office or by the stockholders, and to eliminate the references to Class B common stock and preferred stock series which are no longer outstanding.

3. To ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

4. To approve, on an advisory non-binding basis, the compensation of our named executive officers.

5. To approve, on an advisory non-binding basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers.

6. To elect Brad Bender to our Board to serve until the 2024 annual meeting of the stockholders and until his successor is duly elected and qualified.

The 2023 Annual Meeting will be held as a virtual meeting only. There is no physical location for the 2023 Annual Meeting and you will not be able to attend the 2023 Annual Meeting in person.

If you plan to participate in, vote at, or submit questions during, the 2023 Annual Meeting, please see “Instructions to Attend the 2023 Annual Meeting” on page 52 of the Proxy Statement or visit https://www.entravision.com/investor/annual-meeting/. You will be able to listen, vote and submit questions from your home or from any remote location that has Internet connectivity.

On May 8, 2023, the Company filed with the Securities and Exchange Commission a notice and definitive proxy statement (the “Proxy Statement”) for its 2023 Annual Meeting, which was first mailed to the Company’s stockholders on or about May 10, 2023. On May 19, 2023, the Company filed and commenced mailing definitive additional proxy materials to amend and supplement certain information contained in the Proxy Statement with respect to the 2023 Annual Meeting and to file an amended form of proxy card (the “Supplement”), which includes this amended notice. Other than the definitive additional materials accompanying this amended notice, no other information in the Proxy Statement has been revised, supplemented, updated or amended.

The matters to be acted upon are described more fully in the Proxy Statement previously mailed to you and the Supplement accompanying this amended notice.

Our stockholders will also act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board is not aware of any other business to be presented to a vote of the stockholders at the 2023 Annual Meeting.

The Board has fixed the close of business on April 17, 2023 as the record date (the “Record Date”) for determining those stockholders who will be entitled to notice of and to vote at the 2023 Annual Meeting. The stock transfer books will remain open between the Record Date and the date of the 2023 Annual Meeting.

Representation of at least a majority in voting interest of our Class A common stock either in person or by proxy is required to constitute a quorum for purposes of voting on the proposals to be voted on at the 2023 Annual Meeting. Accordingly, it is important that your shares be represented at the 2023 Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE 2023 ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED AMENDED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the 2023 Annual Meeting.

Please read the accompanying and previously mailed proxy material carefully. Your vote is important and we appreciate your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors,

Christopher T. Young
Interim Chief Executive Officer, and Chief Financial Officer and Treasurer

May 19, 2023

Santa Monica, California

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 8, 2023:

THE PROXY STATEMENT, THE SUPPLEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT https://investor.entravision.com/sec-filings/annual-reports-proxy-materials/default.aspx

SUPPLEMENT TO PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 8, 2023

May 19, 2023

On May 8, 2023, Entravision Communications Corporation (“Entravision”, the “company”, “we” or “us”) filed a Notice and Definitive Proxy Statement (collectively, the “Proxy Statement”) relating to its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) to be held at 10:00 a.m. Pacific Daylight Time on Thursday, June 8, 2023, via live interactive webcast on the Internet at meetnow.global/MK9TQS6. This supplement (this “Supplement”) to the Proxy Statement amends and supplements the Proxy Statement as filed and should be read in conjunction with the Proxy Statement. The information contained in this Supplement to the Proxy Statement modifies or supersedes any inconsistent information contained in the Proxy Statement. Capitalized terms used herein and not otherwise defined have the meaning given to such terms in the Proxy Statement.

This Supplement does not provide all of the information that is important to your decisions in voting at the 2023 Annual Meeting. Additional information is contained in the Proxy Statement for our 2023 Annual Meeting, as well as our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”), that was previously made available to our stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 8, 2023: This Supplement, the Proxy Statement and the Annual Report are available at https://investor.entravision.com/sec-filings/annual-reports-proxy-materials/default.aspx.

Proposal 1

Proposal 1 originally related to the election of seven directors to our Board of Directors, to serve until the Company’s 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The Proxy Statement named seven director nominees to be voted upon at the 2023 Annual Meeting.

Subsequent to the filing and initial mailing of the Proxy Statement, on May 18, 2023, Javier Rodriguez, a nominee for the Board to be voted upon at the 2023 Annual Meeting, notified the Company of his decision not to stand for election to the Board for personal reasons unrelated to the Company. As a result, Mr. Rodriguez has been removed from the slate of candidates for election in Proposal 1 at the 2023 Annual Meeting, Proposal 1 relates only to the election of the remaining six director nominees named in the Proxy Statement, and any votes previously submitted for Mr. Rodriguez’ election will be disregarded.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE SIX REMAINING DIRECTOR NOMINEES IN PROPOSAL 1 IDENTIFIED IN THE PROXY STATEMENT

Proposal 2

The Proxy Statement contained a proposal for a vote on the Third Amended and Restated Certificate of Incorporation which, among other things, provided that all vacancies on our Board shall be filled solely and exclusively by the affirmative vote of a majority of the remaining directors then in office, and not by the stockholders.

On May 18, 2023, the Board adopted a resolution approving revised amendments set forth in a Third Amended and Restated Certificate of Incorporation (the “Revised Amended and Restated Charter”), declaring its advisability, and directing that the Revised Amended and Restated Charter be considered at the 2023 Annual Meeting. The Revised Amended and Restated Charter provides that all vacancies on our Board may be filled by the affirmative vote of a majority of the remaining directors then in office or by the stockholders.

Accordingly, the Proxy Statement is hereby amended and supplemented as follows to describe the terms of the Revised Amended and Restated Charter in Proposal 4:

The first sentence of the first full paragraph on page 2 of the Proxy Statement is hereby amended and restated in its entirety to read:

“In voting with regard to the proposal to approve the amendment and restatement of our certificate of incorporation to provide that all vacancies on our Board may be filled by the affirmative vote of a majority of the remaining directors then in office or by the stockholders, and to eliminate the references to Class B common stock and preferred stock series which are no longer outstanding (Proposal 2), stockholders may vote in favor of such proposal, against such proposal, or may abstain from voting.”

The second full paragraph on page 14 of the Proxy Statement is hereby amended and restated in its entirety to read:

“The Board has recommended that the stockholders adopt the company’s Third Amended and Restated Certificate of Incorporation in order to (i) provide that all vacancies on our Board may be filled by the affirmative vote of a majority of the remaining directors then in office or by the stockholders and (ii) to eliminate the references to Class B common stock and preferred stock series which are no longer outstanding.”

The fifth full paragraph on page 14 of the Proxy Statement is hereby amended and restated in its entirety to read:

“If the proposed Amendment is approved, (i) all future vacancies on our Board may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board, or by a sole remaining director, or by the stockholders, and (ii) the only authorized capital stock of the company will be Class A common stock, Class U common stock, and undesignated preferred stock.”

The last full paragraph on page 15 of the Proxy Statement is hereby amended and restated in its entirety to read:

The Board unanimously recommends that stockholders vote FOR the proposal to approve the amendment and restatement of our certificate of incorporation to provide that all vacancies on our Board may be filled by the affirmative vote of a majority of the remaining directors then in office or by the stockholders, and to eliminate the references to Class B common stock and preferred stock series which are no longer outstanding.

Appendix A to the Proxy Statement is hereby amended and restated in its entirety to read as set forth in Appendix A to this Supplement.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” PROPOSAL 2 - APPROVE THE AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION.

New Proposal 6

PROPOSAL SIX—ELECTION OF AN ADDITIONAL DIRECTOR

Following the withdrawal of the candidacy of Mr. Rodriguez as a nominee to our Board described in Proposal 1 above, the Board has nominated Brad Bender for election to our Board at the 2023 Annual Meeting to serve until the Company’s 2024 annual meeting of stockholders and until his successor is duly elected and qualified. For technical reasons, the election of Mr. Bender is being considered as a separate proposal (Proposal 6).

Brad Bender. Mr. Bender, age 49, has more than 25 years of experience in digital technologies and advertising. From April 2008 to November 2022, Mr. Bender served in various roles at Alphabet Inc., parent company of Google, where he was most recently Vice President, Product, News and Search Ecosystems. In that role, he led Google's News and Search ecosystems and redesigned the Google News experience. Previously at Google, Mr. Bender was the Vice President, Product, Display and Video Advertising. In that role he led Google’s display and video advertising products globally, including its programmatic ads platform. During his tenure, he founded the Google Display Network, and led its development into a multi-billion dollar business. Mr. Bender also served as Google's representative on the board of directors of the Interactive Advertising Bureau, the advertising business organization responsible for developing industry standards and conducting research for the online advertising industry, from November 2018 to February 2020. Prior to Google, Mr. Bender served in various roles at DoubleClick, most recently as Vice President, Product Management, prior to its acquisition by Google in 2008. Mr. Bender is currently an advisor, investor and board member to various start-ups, small businesses and nonprofits in the tech, media and entertainment, and services industries. In recommending Mr. Bender’s nomination, the Nominating/Corporate Governance Committee considered Mr. Bender’s deep knowledge of the global digital advertising industry, the key industry players and the underlying technology capabilities as key attributes that are expected to provide valuable assistance to the Board and management in its global digital advertising business.

The Board expects to make a determination regarding the independence of Mr. Bender on or around the date of the 2023 Annual Meeting.

As of the Record Date, Mr. Bender did not beneficially own any shares of Class A common stock of the Company.

In voting with regard to the proposal to elect Mr. Bender to our Board in Proposal 6, stockholders may vote in favor of Mr. Bender or withhold their votes as to Mr. Bender. The vote required to elect Mr. Bender in Proposal 6 is a plurality of the votes present in person or represented by proxy at a meeting, provided that a quorum is present. As a result, votes that are withheld and broker non-votes will not be counted and will have no effect on the voting for Proposal 6. Brokers do not have discretionary authority to vote on this proposal. Cumulative voting is not permitted with respect to the election of directors or any other matter to be considered at the 2023 Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” MR. BENDER

Voting Matters

Other than Mr. Rodriguez, the other six candidates nominated by the Board named in the Proxy Statement in Proposal 1 each intend to stand for election or re-election, as applicable, at the 2023 Annual Meeting. The form of proxy card included in the Company’s original definitive proxy materials accompanying the Proxy Statement (the “Original Proxy Card”) remains valid for the other six candidates listed in Proposal 1, notwithstanding Mr. Rodriguez’s withdrawal. Any votes that are or have been submitted with instruction to vote for all of the Board’s nominees on the Original Proxy Card will be voted only for the remaining six nominees in Proposal 1 named on the Original Proxy Card and in the Proxy Statement. However, stockholders may not vote with respect to the election of Mr. Bender in Proposal 6 on the Original Proxy Card. Any votes that are or have been submitted with instruction to vote for Mr. Rodriguez will be disregarded.

The amended proxy card enclosed with this Supplement (the “Amended Proxy Card”) differs from the proxy card previously furnished to you with the Proxy Statement in that the enclosed proxy card removes Mr. Javier Rodriguez in Proposal 1 and includes Mr. Bender for election as a director under new Proposal 6. You may vote on all proposals by submitting the Amended Proxy Card enclosed with this Supplement or submitting a proxy via the Internet or by telephone by following the procedures on your Amended Proxy Card. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors as described on the Amended Proxy Card and in this Supplement.

If you have already voted, you should resubmit your vote on all six proposals by submitting the amended proxy card enclosed with this Supplement. Proxies already returned by stockholders will remain valid and Class A common stock represented thereby will be voted at the meeting in accordance with your instructions (other than votes for Mr. Rodriguez, which will be disregarded) on all proposals other than Proposal 6, including the election of other six nominees for director in Proposal 1 and the adoption of the Revised Amended and Restated Charter in Proposal 2, unless revoked as described herein. Any stockholder has the right to revoke his, her or its proxy at any time before it is voted at the 2023 Annual Meeting by giving written notice to our Secretary at our principal executive offices at 2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California 90404, and by executing and delivering to the Secretary a duly executed proxy card bearing a later date, or by appearing at the 2023 Annual Meeting and voting in person; provided, however, that under the rules of the The New York Stock Exchange (the "NYSE"), any beneficial owner whose shares are held in “street name” by a member brokerage firm may revoke his, her or its proxy and vote his, her or its shares in person at the 2023 Annual Meeting only in accordance with the applicable rules and procedures of the NYSE. Attending the 2023 Annual Meeting via the Internet will not revoke a proxy unless the stockholder actually votes via the Internet during the meeting. “Street name” stockholders who wish to revoke or change their votes after returning voting instructions to their broker may do so in accordance with the materials and instructions provided by their broker or by contacting such broker to effect the revocation or change of vote.

Your proxy is solicited on behalf of the Board of Directors of Entravision. Unless otherwise directed, proxies will be voted at the 2023 Annual Meeting (or an adjournment or postponement thereof), (i) on the Original Proxy Card, FOR the election of only the remaining six nominees named on the Original Proxy Card, FOR Proposals 2-4, and for the ONE YEAR option in Proposal 5; and (ii) on the Amended Proxy Card, FOR the election of all six of the directors listed in Proposal 1 (as amended by this Supplement) and named on the Amended Proxy Card, FOR Proposals 2-4, for the ONE YEAR option in Proposal 5, and FOR the election of Brad Bender as an additional director in Proposal 6. If any matter other than those described in this Supplement or the Proxy Statement properly comes before the 2023 Annual Meeting, or with respect to any adjournment or postponement thereof, the named proxies will vote the shares represented by such proxies in accordance with his discretion.

STOCKHOLDERS ARE STRONGLY ADVISED TO READ THIS SUPPLEMENT, THE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS FILED BY ENTRAVISION WITH THE SECURITIES AND EXCHANGE COMMISSION BEFORE MAKING ANY VOTING DECISION BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION.

APPENDIX A

THIRD AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION

OF

ENTRAVISION COMMUNICATIONS CORPORATION

Entravision Communications Corporation, a corporation organized and existing under and by virtue of the provisions of the Delaware General Corporation Law, does hereby certify:

FIRST: That the name of the corporation is Entravision Communications Corporation and that the corporation was originally incorporated on February 11, 2000 under the name “Entravision Communications Corporation.”

SECOND: That the Board of Directors duly adopted resolutions proposing to amend and restate the Second Restated Certificate of Incorporation of the corporation filed with the Delaware Secretary of State on May 18, 2023, declaring said amendment and restatement to be advisable and in the best interests of the corporation, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Second Restated Certificate of Incorporation of the corporation be amended and restated in its entirety as follows:

ARTICLE 1.

The name of the corporation is Entravision Communications Corporation.

ARTICLE 2.

The address of the registered office of the corporation in the State of Delaware is Corporation Service Company, 251 Little Falls Drive, City of Wilmington 19808, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

ARTICLE 3.

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

ARTICLE 4.

4.1. Classes of Stock. The total number of shares of capital stock the corporation is authorized to issue is 350,000,000. The Corporation is authorized to issue three classes of stock to be designated, respectively, “Class A Common Stock,” “Class U Common Stock,” and “Preferred Stock.” The Corporation is authorized to issue 260,000,000 shares of Class A Common Stock, par value $0.0001 per share, 40,000,000 shares of Class U Common Stock, par value $0.0001 per share, and 50,000,000 shares of Preferred Stock, par value $0.0001 per share.

4.2. Certain Definitions. As used in this Third Amended and Restated Certificate of Incorporation, the following terms have the meanings indicated:

“Affiliate” means any person or entity directly or indirectly controlling or controlled by or under direct or indirect common control with another Person (as defined below).

“Board” means the Board of Directors of the corporation.

“Communications Act” means the Communications Act of 1934, and the rules, regulations, decisions and written policies of the Federal Communications Commission (the “FCC”) thereunder (as the same may be amended from time to time).

“Permitted Transferee” means: (i) any entity all of the equity (other than directors’ qualifying shares) of which is directly or indirectly owned by the transferor that is not an Affiliate of any other Person; and (ii) in the case of a transferor who is an individual, (a) such transferor’s spouse, lineal descendants, adopted children and minor children supported by such transferor, (b) any trustee of any trust created primarily for the benefit of any) or some of or all of such spouse or lineal descendants (but which may include beneficiaries that are charities) or any revocable trust created by such transferor, (c) the transferor, in the case of a transfer from any “Permitted Transferee” back to its transferor and (d) any entity all of the equity of which is directly or indirectly owned by any of the foregoing which is not an Affiliate of any Person other than the Persons described in clauses (a) through (c) above.

“Person” means any individual, a corporation, a partnership, an association, a limited liability company or a trust.

“Transfer” means any direct or indirect sale, pledge, hypothecation, voluntary or involuntary, and whether by merger or other operation of law other than a bona fide pledge of shares to secure financing; provided that a foreclosure on such pledged shares shall constitute a Transfer.

“Univision” means Univision Communications Inc.

4.3. Class A Common Stock. Except as otherwise provided by law or by this Third Amended and Restated Certificate of Incorporation, each of the shares of Class A Common Stock shall be identical in all respects, including with respect to dividends and upon liquidation.

(a) Dividends. Subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Class A Common Stock shall be entitled to receive dividends to the extent permitted by law when, as and if declared by the Board.

(b) Voting Rights.

(i) The holders of the Class A Common Stock shall have one (1) vote for each share held.

(ii) Members of the Board shall be elected as set forth in Section 4.6 below.

4.4 Class U Common Stock.

(a) Liquidation, Dividends and Distributions. Except as otherwise provided by law or by this Third Amended and Restated Certificate of Incorporation, each of the shares of Class U Common Stock shall be treated in an identical manner in all respects, including with respect to dividends and treatment upon liquidation, to shares of Class A Common Stock.

(b) Stock Dividends; Stock Splits.

(i) A dividend of Class A or Class U Common Stock on any share of such common stock shall be declared and paid only in an equal per share amount on the then outstanding shares of each class of such common stock and only in shares of the same class of such common stock as the shares on which the dividend is being declared and paid. For example, if and when a dividend of Class A Common Stock is declared and paid to the then outstanding shares of common stock: (i) the dividend of Class A Common Stock shall be paid solely to the outstanding shares of Class A Common Stock; and (ii) a dividend of Class U Common Stock shall similarly be declared and paid in an equal per share amount solely to the then outstanding shares of Class U Common Stock.

(ii) If the corporation shall in any manner subdivide or combine, or make a rights offering with respect to, the outstanding shares of Class A Common Stock, the outstanding shares of Class U Common Stock shall be proportionally subdivided or combined, or a rights offering shall be made, in the same manner and on the same basis as the outstanding shares of Class A Common Stock that have been subdivided or combined or made subject to a rights offering. If the corporation shall in any manner subdivide or combine, or make a rights offering with respect to, the outstanding shares of Class U Common Stock, the outstanding shares of

Class A Common Stock shall be proportionally subdivided or combined, or a rights offering shall be made, in the same manner and on the same basis as the outstanding shares of Class U Common Stock that have been subdivided or combined or made subject to a rights offering.

(c) Voting. Except as provided in this Third Amended and Restated Certificate of Incorporation, the holders of shares of Class U Common Stock will have no right to vote on any matters, questions or proceedings of the corporation including, without limitation, the election of directors.

(d) Protective Provisions. So long as Univision, or any Permitted Transferee of Univision, owns at least 6,595,000 shares of Class U Common Stock (which number shall be increased to give effect to stock dividends and stock splits and shall be decreased to give effect to reverse stock splits and repurchases by the corporation of the Class U Common Stock approved by the Board in accordance with the bylaws and in accordance with this Third Amended and Restated Certificate of Incorporation), without the consent of the holders of at least a majority of the shares of Class U Common Stock then outstanding, in their sole discretion, voting as a separate class, given in writing or by vote at a meeting of such called for such purpose, the corporation will not:

(i) merge, consolidate or enter into a business combination, or otherwise reorganize the corporation with or into one or more entities (other than a merger of a wholly-owned subsidiary of the corporation into another wholly-owned subsidiary of the corporation);

(ii) dissolve, liquidate or terminate the corporation;

(iii) directly or indirectly dispose of any interest in any FCC license with respect to television stations which are affiliates of Univision;

(iv) amend, alter or repeal any provision of the certificate of incorporation or bylaws of the corporation, each as amended, so as to adversely affect any of the rights, privileges, limitations or restrictions provided for the benefit of the holders of the Class U Common Stock; or

(v) issue or sell, or obligate itself to issue or sell, any additional shares of Class U Common Stock, or any securities that are convertible into or exchangeable for shares of Class U Common Stock.

(e) Conversion.

(i) Voluntary Conversion. Each share of Class U Common Stock shall convert automatically without any further action by the holder thereof into a number of shares of Class A Common Stock determined in accordance with Section 4.4(d)(ii) upon its sale, conveyance, assignment, hypothecation, disposition or other transfer (each a “Class U Transfer”) to any third party other than an “affiliate” (as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the transferor and may be so converted at the option of the holder thereof in connection with any such Class U Transfer.

(ii) Conversion Rate. Each share of Class U Common Stock shall be convertible in accordance with Section 4.4(d)(ii) into the number of shares of Class A Common Stock that results from multiplying (x) 1 by (y) the conversion rate for the Class U Common Stock that is in effect at the time of conversion (the “Conversion Rate”). The Conversion Rate for the Class U Common Stock initially shall be 1. The Conversion Rate shall be subject to adjustment from time to time as provided in this Third Amended and Restated Certificate of Incorporation. All references to the Conversion Rate herein mean the Conversion Rate as so adjusted.

(iii) Subdivisions; Combinations. In the event the corporation should at any time prior to the conversion of the Class U Common Stock fix a record date for the effectuation of a split or subdivision of the outstanding shares of Class A Common Stock or the determination of holders of Class A Common Stock entitled to receive a dividend or other distribution payable in additional shares of common stock, then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Rate shall be appropriately increased so that the number of shares of Class A Common Stock issuable on conversion of each share of such class shall be increased in proportion to such increase in the aggregate number of shares of Class A Common Stock outstanding. If the number of shares of Class A Common Stock outstanding at any time prior to the conversion of the Class U Common Stock is decreased by a reverse split or combination of the outstanding shares of Class A Common Stock, then, following the record date for such reverse split or combination, the Conversion Rate shall be appropriately decreased so that the number of shares of Class A Common Stock issuable on conversion of each share of such class shall be decreased in proportion to such decrease in outstanding shares.

(iv) Recapitalizations. If at any time or from time to time there is a recapitalization, reclassification, reorganization or similar event, then in any such event each holder of a share of Class U Common Stock shall have the right thereafter to convert such share into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, reorganization or other change by a holder of the number of shares of Class A Common Stock into which such share of Class U Common Stock could have been converted immediately prior to such recapitalization, reclassification, reorganization or other change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

(v) No Impairment. The corporation will not, by amendment of this Third Amended and Restated Certificate of Incorporation (except in accordance with applicable law) or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Section 4.4(d) by the corporation, but will in good faith assist in the carrying out of all the provisions of this Section 4.4(d) and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Class U Common Stock against impairment.

(vi) Unconverted Shares. If less than all of the outstanding shares of Class U Common Stock are converted pursuant to Section 4.4(d)(i) above, and such shares are evidenced by a certificate representing shares in excess of the shares being converted and surrendered to the corporation in accordance with the procedures as the Board may determine, the corporation shall execute and deliver to or upon the written order of the holder of such certificate, without charge to the holder, a new certificate evidencing the number of shares of Class U Common Stock not converted. No fractional shares shall be issued upon the conversion of any share or shares of Class U Common Stock, and the number of shares to be issued shall be rounded to the nearest whole share.

(vii) Reservation. The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, to effect conversions, such number of duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class U Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class U Common Stock, in addition to such other remedies as shall be available to the holder of the Class U Common Stock, the corporation will take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Third Amended and Restated Certificate of Incorporation.

4.5. Preferred Stock. The Board is authorized, subject to limitations prescribed by law and the provisions of this Third Amended and Restated Certificate of Incorporation and the bylaws, by resolution or resolutions of the Board, from time to time to provide for the issuance of the shares of the Preferred Stock in one or more series and to establish the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board with respect to each series shall include, without limitation, determination of the following: (i) the number of shares constituting that series and the distinctive designation of that series; (ii) the dividend rate, if any, on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series; (iii) whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights; (iv) whether that series shall be subject to conversion or exchange, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine; (v) whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the type and amount of consideration per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; (vi) whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund; (vii) the rights, if any, of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and (viii) any other relative rights, preferences and limitations, if any, of that series.

4.6. Election of Directors and Vacancies.

(a) Subject to the rights, if any, of the holders of any series of Preferred Stock, the directors of the corporation shall be elected by the holders of the Class A Common Stock, voting as a separate class.

(b) Subject to the rights, if any, of the holders of any series of Preferred Stock to elect directors and to fill vacancies in the Board relating thereto, any and all vacancies in the Board, however occurring, including, without limitation, by reason of an increase in the size of the Board, or the death, resignation, disqualification or removal of a director, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board, or by a sole remaining director, or by the stockholders. Any director appointed in accordance with the preceding sentence shall hold office until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal.

ARTICLE 5.

Except as otherwise provided herein, in furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, repeal, alter, amend and rescind any or all of the bylaws of the corporation, but the stockholders may make additional bylaws and may repeal, alter, amend or rescind any bylaw whether adopted by them or otherwise.

ARTICLE 6.

The number of directors of the corporation shall be fixed from time to time by, or in the manner provided in, the bylaws or amendment thereof duly adopted by the Board or by the stockholders.

ARTICLE 7.

Elections of directors need not be by written ballot except and to the extent provided in the bylaws of the corporation.

ARTICLE 8.

Meetings of the stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the corporation may be kept (subject to any provisions contained in applicable statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the bylaws of the corporation.

ARTICLE 9.

Directors of the corporation shall, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended; not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article 9 to authorize corporate action further eliminating or limiting the personal liability of directors, then the personal liability of directors of the corporation shall be further eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law. Any repeal or modification of any of the foregoing provisions by the stockholders of the corporation, or the adoption of any provision hereof inconsistent with this Article 9, shall not adversely affect any right or protection of directors of the corporation existing at the time of, or increase the liability of directors of the corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE 10.

The corporation reserves the right to amend, alter, change or repeal any provision contained herein in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders, directors and officers of the corporation herein are granted subject to such revision.

ARTICLE 11.

11.1. Right to Indemnification. Each person who was or is made party or is threatened to be made a party to or is otherwise involved (including involvement as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation (including any subsidiary of the corporation) or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide for broader indemnification rights than permitted as of the date this Third Amended and Restated Certificate of Incorporation is filed with the State of Delaware), against all expense, liability and loss (including attorney’s fees, judgments, fines, excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that except as provided in Section 11.2 below, with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Section 11.1 shall be a contract right and shall include the obligation of the corporation to pay the expenses incurred in defending any such proceeding in advance of its final disposition (an “advance of expenses”); provided, however, that if and to the extent that the Board requires, an advance of expenses included by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 11.1 or otherwise. The corporation may, by action of its Board, provide indemnification to employees and agents of the corporation with the same or lesser scope and effect as the foregoing indemnification of directors and officers.

11.2. Procedure for Indemnification. Any indemnification of a director or officer of the corporation or advance of expenses under Section 11.1 above shall be made promptly, and in any event within forty-five (45) days (or, in the case of an advance of expenses, twenty (20) days) upon the written request of the director or officer. If a determination by the corporation that the director or officer is entitled to indemnification pursuant to this Article 11 is required, and the corporation fails to respond within sixty (60) days to a written request for indemnity, the corporation shall be deemed to have approved the request. If the corporation denies a written request for indemnification or advance of expenses, in whole or in part, or if payment in full pursuant to such request is not made within forty-five (45) days (or, in the case of an advance of expenses, twenty (20) days), the right to indemnification or advances as granted by this Article 11 shall be enforceable by the director or officer in any court of competent jurisdiction. Such person’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in such action shall also be indemnified by the corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses where the undertaking required pursuant to Section 11.1 above, if any, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the corporation. Neither the failure of the corporation (including its Board, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Delaware General Corporation Law, nor an actual determination by the corporation (including its Board, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

The procedure for indemnification of other employees and agents for whom indemnification is provided pursuant to Section 11.1 above shall be the same procedure set forth in this Section 11.2 for directors or officers, unless otherwise set forth in the action of the Board providing for indemnification for such employee or agent.

11.3. Insurance. The corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation (including any subsidiary of the corporation), partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against him or her and incurred by him or her in any such capacity, whether or not the corporation would have the power to indemnify such person against such expenses, liability or loss under the Delaware General Corporation Law.

11.4. Service for Subsidiaries. Any person serving as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture or other enterprise, at least fifty percent (50%) of whose equity interests are owned by the corporation (a “subsidiary” for purposes of this Article 11) shall be conclusively presumed to be serving in such capacity at the request of the corporation.

11.5. Reliance. Persons who after the date of the adoption of this provision are directors or officers of the corporation or who, while a director or officer of the corporation, or a director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this Article 11 in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this Article 11 shall apply to claims made against an indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

11.6. Non-Exclusivity of Rights. The rights to indemnification and to the advance of expenses conferred in this Article 11 shall not be exclusive of any other right which any person may have or hereafter acquire under this Third Amended and Restated Certificate of Incorporation or under any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

11.7. Merger or Consolidation. For purposes of this Article 11, references to “the corporation” shall include any constituent corporation (including any constituent of a constituent) absorbed into the corporation in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article 11 with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

ARTICLE 12.

12.1. Foreign Ownership Restrictions.

(a) The corporation shall at all times be in compliance with 47 U.S.C. § 310 and interpretations thereof by the FCC (the “Foreign Ownership Restrictions”). The Board shall have all powers necessary to insure compliance with this Article 12, including, without limitation, the redemption of shares of capital stock the transfer or ownership of which resulted in a violation of the Foreign Ownership Restrictions; provided, however, that the corporation may, at the request of a stockholder, first seek a waiver of such Foreign Ownership Restrictions from the FCC in the event that any violation thereof results from open-market purchases of publicly traded shares of the corporation, whether shares of capital stock in the corporation or shares of capital stock in an entity which holds capital stock of the corporation, the foreign ownership of which is attributed to the corporation by operation of the rules of the FCC. As a last resort, the Board shall be required to redeem the shares of capital stock the transfer or ownership of which resulted in the violation of the Foreign Ownership Restrictions to insure such compliance (subject, however, to Sections 12(b) and (c) below).

(b) In exercising powers or taking actions to achieve or preserve such compliance, the Board (acting in good faith and based upon advice of outside counsel expert in FCC matters) shall select the method that is least detrimental to the stockholders of the corporation affected by the action. In the case of redemption by the corporation of shares of different classes, the shares of the class having greater voting rights shall occur first.

(c) If the Board, pursuant to Section 12(a) above, should invoke its powers to redeem any of the capital stock held by a party in order to secure compliance with the Foreign Ownership Restrictions, such redemption shall be at fair market value as determined by a third party valuation expert retained by the Board, whose costs and expenses shall be charged to the party from whom the shares are redeemed.

12.2. FCC Compliance Restrictions. The corporation shall at all times be in compliance with, and shall not take any action, nor shall it cause any act to be done, that would cause it to be in violation of the limitations on ownership of mass media, cable television and newspaper (or such other interests as the legislation or the FCC shall require in the future) interests, as set forth in the Communications Act or the rules of the FCC.

THIRD: That the foregoing amendment and restatement was duly adopted in accordance with the provisions of Section 242 and Section 245 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, this Third Amended and Restated Certificate of Incorporation has been executed by the Secretary of the corporation effective as of this [ ] day of [ ], 2023.

/s/
Secretary

01 - Paul Anton Zevnik 02 - Gilbert R. Vasquez 03 - Juan Saldívar von Wuthenau 04 - Martha Elena Diaz 05 - Fehmi Zeko 06 - Thomas Strickler 01 02 03 04 05 06 Mark here to vote FOR all nominees 1 U P X For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. Mark here to WITHHOLD vote from all nominees 6. To elect Brad Bender to the Company's Board of Directors to serve for a term ending at the 2024 Annual Meeting of Stockholders and until a successor is duly elected and qualified. For Withhold 2. To approve the amendment and restatement of the Company’s certificate of incorporation. For Against Abstain 4. To approve, on an advisory non-binding basis, the compensation of the Company’s named executive officers. 3. To ratify the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. For Against Abstain 5. To approve, on an advisory non-binding basis, the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers. 1 Year 2 Years 3 Years Abstain Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03TDIH + + Proposals — The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2 - 4, 1 YEAR on Proposal 5 and A FOR the nominee listed in Proposal 6. 1. Election of Directors to serve for a term ending at the 2024 Annual Meeting of Stockholders and until a successor is duly elected and qualified. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q 2023 Annual Meeting Proxy Card Control number: In their discretion, the proxies are authorized to vote upon such other business that properly may come before the 2023 Annual Meeting and any adjournments thereof. 1234 5678 9012 345 5 8 0 3 3 0 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T If no electronic voting, delete QR code and control 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/EVC or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/EVC Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/EVC 2023 ANNUAL MEETING OF STOCKHOLDERS June 8, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENTRAVISION COMMUNICATIONS CORPORATION The undersigned revokes all previous proxies, acknowledges receipt of the Notice of 2023 Annual Meeting of Stockholders and the related Proxy Statement, each as amended and supplemented, and appoints Christopher T. Young, Mark A. Boelke, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of common stock of Entravision Communications Corporation (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2023 Annual Meeting of Stockholders of the Company (the “2023 Annual Meeting”) to be held as a virtual meeting only at 10:00 a.m. Pacific Daylight Time on June 8, 2023, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below: THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTORS LISTED IN PROPOSAL 1, FOR PROPOSALS 2-4, 1 YEAR ON PROPOSAL 5, AND FOR THE ELECTION OF THE DIRECTOR LISTED IN PROPOSAL 6. IF NO INSTRUCTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE DIRECTORS LISTED IN PROPOSAL 1, FOR PROPOSALS 2-4, 1 YEAR ON PROPOSAL 5, AND FOR THE ELECTION OF THE DIRECTOR LISTED IN PROPOSAL 6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Proxy — ENTRAVISION COMMUNICATIONS CORPORATION qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items + + Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. The 2023 Annual Meeting of Stockholders of Entravision Communications Corporation will be held on Thursday, June 8, 2023 at 10:00 a.m. Pacific Daylight Time as a virtual meeting via the internet at meetnow.global/MK9TQS6. To access the meeting, you must have the control number that is printed in the shaded bar located on the reverse side of this form.

1 U P X 01 - Paul Anton Zevnik 02 - Gilbert R. Vasquez 03 - Juan Saldívar von Wuthenau 04 - Martha Elena Diaz 05 - Fehmi Zeko 06 - Thomas Strickler 01 02 03 04 05 06 Mark here to vote FOR all nominees For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. Mark here to WITHHOLD vote from all nominees 6. To elect Brad Bender to the Company's Board of Directors to serve for a term ending at the 2024 Annual Meeting of Stockholders and until a successor is duly elected and qualified. For Withhold Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03TDJG + + qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q 2023 Annual Meeting Proxy Card 2. To approve the amendment and restatement of the Company’s certificate of incorporation. For Against Abstain 4. To approve, on an advisory non-binding basis, the compensation of the Company’s named executive officers. 3. To ratify the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. For Against Abstain 5. To approve, on an advisory non-binding basis, the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers. 1 Year 2 Years 3 Years Abstain Proposals — The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2 - 4, 1 YEAR on Proposal 5 and A FOR the nominee listed in Proposal 6. 1. Election of Directors to serve for a term ending at the 2024 Annual Meeting of Stockholders and until a successor is duly elected and qualified. In their discretion, the proxies are authorized to vote upon such other business that properly may come before the 2023 Annual Meeting and any adjournments thereof. 5 8 0 3 3 0

Proxy — ENTRAVISION COMMUNICATIONS CORPORATION qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q 2023 ANNUAL MEETING OF STOCKHOLDERS June 8, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENTRAVISION COMMUNICATIONS CORPORATION The undersigned revokes all previous proxies, acknowledges receipt of the Notice of 2023 Annual Meeting of Stockholders and the related Proxy Statement, each as amended and supplemented, and appoints Christopher T. Young, Mark A. Boelke, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of common stock of Entravision Communications Corporation (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2023 Annual Meeting of Stockholders of the Company (the “2023 Annual Meeting”) to be held as a virtual meeting only at 10:00 a.m. Pacific Daylight Time on June 8, 2023, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below: THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTORS LISTED IN PROPOSAL 1, FOR PROPOSALS 2-4, 1 YEAR ON PROPOSAL 5, AND FOR THE ELECTION OF THE DIRECTOR LISTED IN PROPOSAL 6. IF NO INSTRUCTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE DIRECTORS LISTED IN PROPOSAL 1, FOR PROPOSALS 2-4, 1 YEAR ON PROPOSAL 5, AND FOR THE ELECTION OF THE DIRECTOR LISTED IN PROPOSAL 6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) + + Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.